Exhibit 10.64
     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS.
No. W-5A
WARRANT TO PURCHASE UNITS CONSISTING OF ORDINARY SHARES AND
WARRANTS TO PURCHASE ORDINARY SHARES
OF
CHINA HYDROELECTRIC CORPORATION
FOR THE FOLLOWING NUMBER OF UNITS (AS DEFINED BELOW)
- 550,000 -
          This warrant (the “Unit Warrant”) is issued to Morgan Joseph & Co. Inc. (together with its permitted assigns, the “Holder”) by CHINA HYDROELECTRIC CORPORATION, a Cayman Islands corporation (the “Company”), on November 10, 2006 for agreed upon consideration, receipt of which is hereby acknowledged.
     1. Purchase of Units. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Unit Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company at the Exercise Price (defined in Section 2 below) up to 550,000 units (the “Units”), each consisting of one ordinary share, par value $0.001 per share, of the Company (“Ordinary Shares”) and two warrants each to purchase from the Company, on the terms and conditions set forth in Exhibit A attached hereto, one additional Ordinary Shares (the “Share Warrants”).
     2. Exercise Price. The purchase price for the Units shall be $6.60 per Unit (the “Exercise Price”), as adjusted from time to time pursuant to Section 8 below.
     3. Exercise Period. This Unit Warrant may be exercised at any time after the date hereof until the close of business on November 10, 2011.
     4. Method of Exercise. While this Unit Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, this Unit Warrant by:

          (a) the surrender of this Unit Warrant, together with a duly executed copy of the Notice of Exercise in the form of Exhibit B attached hereto, to the Secretary of the Company at its principal executive offices in the United States of America; and
          (b) the payment of the aggregate Exercise Price, which payment shall be payable by (i) cash, or a certified or bank cashier’s check payable to the order of the Company, or wire transfer of immediately available funds to such account as shall be designated by the Company, in an amount equal to the Exercise Price per Unit multiplied by the number of Units for which this Unit Warrant is being exercised, or (ii) the surrender of this Unit Warrant, without the payment of the aggregate Exercise Price as provided in clause (i) immediately above, in return for the delivery to the Holder of such number of Units equal to the number of Units for which this Unit Warrant is being exercised (if the aggregate Exercise Price were being paid as provided in clause (i) immediately above) reduced by that number of Units equal to the quotient obtained by dividing (x) the Exercise Price per Unit multiplied by the number of Units for which this Unit Warrant is being exercised by (y) the Unit Market Price (as defined below) per Unit on the business day which immediately precedes the day of exercise of this Unit Warrant. The exercise of this Unit Warrant pursuant to clause (ii) immediately above is hereinafter referred to as “Cashless Exercise”.
          As used herein, the “Unit Market Price” per Unit at any date shall mean the sum of (i) the Ordinary Share Market Price, which shall mean either (A) if the Ordinary Shares are publicly traded, the last sale price of the Ordinary Shares in the principal trading market for the Ordinary Shares as reported by such principal trading market, or, if such last sale price is not reported, the average of the reporting closing bid and asked prices of the Ordinary Shares, or (B) if the Ordinary Shares are not publicly traded, the market price per Ordinary Share as determined in good faith by the board of directors of the Company, plus (ii) two times the amount by which the Ordinary Share Market Price exceeds the exercise price of a Share Warrant forming part of this Unit Warrant.
     5. No Redemption. The Company shall not have any right to redeem this Unit Warrant in whole or in part.
     6. Certificates for Units. Upon the exercise of the purchase rights evidenced by this Unit Warrant, one or more certificates for the number of Units so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) business days of the delivery of the Notice of Exercise.
     7. Issuance of Units. The Company covenants that the Units, when issued pursuant to the exercise of this Unit Warrant, will be duly and validly issued and free from all liens and charges with respect to the issuance thereof.
     8. Adjustment of Exercise Price and Kind and Number of Units. The number and kind of securities purchasable upon exercise of this Unit Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:
          (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Unit Warrant (i) subdivide its Ordinary Shares, by split-up or otherwise, or combine its Ordinary Shares, or (ii) issue additional Ordinary Shares or other equity securities as a dividend with respect to any of its Ordinary Shares, the number of Ordinary Shares and Share Warrants comprising the Units issuable on the exercise of this Unit Warrant shall forthwith be proportionately increased in the case of a subdivision (by stock split, stock dividend or otherwise), or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per Unit, but the aggregate Exercise Price payable for the total number of Units purchasable under this Unit Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.
          (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Ordinary Shares of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Unit Warrant to purchase, at a total price equal to that payable upon the exercise of this Unit Warrant (subject to adjustment of the Exercise Price as provided in Section 8), the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Ordinary Shares as were purchasable by the Holder exercising this Unit Warrant and the underlying Share Warrants immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Unit payable hereunder, provided that the aggregate Exercise Price shall remain the same.
          (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of securities purchasable upon exercise of this Unit Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Ordinary Shares or other securities or property thereafter purchasable upon exercise of this Unit Warrant.
          (d) Issuance of New Warrant. Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Unit Warrant, the Holder shall have the right to receive a warrant reflecting such adjustment upon the Holder tendering this Unit Warrant in exchange. The new warrant shall otherwise have terms identical to this Unit Warrant. In the event that the Company elects to redeem all (but not less than all) of the outstanding Share Warrants of the Company pursuant to the terms thereof, the Holder shall, in lieu of the unexercised right to purchase the Share Warrants forming part of this Unit Warrant, be entitled to receive such consideration as it would have received if it had exercised this Unit Warrant in whole and held the resulting number of Share Warrants on the record date of such redemption.

     9. No Impairment. Pursuant to the terms and conditions of this Unit Warrant, Company shall: (i) reserve an appropriate number of Ordinary Shares to facilitate the issuance of securities to the Holder pursuant to this Unit Warrant, (ii) not amend its Articles of Association or take any other action that would materially impair Company’s ability to comply with the terms of this Unit Warrant, and (iii) provide the Holder with at least ten (10) days prior written notice of the record date for any proposed dividend or distribution by the Company.
     10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Unit Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect, unless such cash payment is less than one dollar ($1.00).
     11. No Stockholder Rights. Prior to exercise of this Unit Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Ordinary Shares issuable on the exercise hereof or of the underlying Share Warrants, including (without limitation) the right to vote such Ordinary Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 11 shall limit the right of the Holder to be provided the notices required under this Unit Warrant.
     12. Board Observer. Notwithstanding any other provisions hereof, for so long as the Holder or any of its affiliates, taken together, hold any Ordinary Shares or other securities of the Company that are convertible or exchangeable into the Ordinary Shares representing at least 5% in the aggregate of the then outstanding Ordinary Shares of the Company on a converted basis, the Holder shall be entitled to designate a board observer to attend all meetings of the board of directors of the Company in a non-voting observer capacity. All of the notification, background information, resolution, plans and schedules relating to the board meetings shall be delivered to the board observer under the same notification requirements as applicable to the members of the board of directors of the Company; provided, however, that the board observer shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided.
     13. Transfer.
          (a) General Restrictions. The Holder of this Unit Warrant, by its acceptance hereof, agrees that it will not sell, transfer, assign, pledge or hypothecate this Unit Warrant for a period of one year following the date hereof to anyone other than a bona fide officer, employee or partner or an affiliate of the Holder. On and after the first anniversary of the date hereof, transfers to others may be made subject to compliance with or exemptions from applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company a duly completed and executed assignment form attached hereto as Exhibit C, together with this Unit Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Unit Warrant on the books of the Company and shall execute and deliver a new warrant or warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of securities purchasable hereunder or such portion of such number as shall be contemplated by any such assignment.
          (b) Restrictions Imposed by the Securities Act. The securities evidenced by this Unit Warrant shall not be transferred unless and until (i) the Company has received the opinion of counsel for the Holder that the securities may be transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the reasonable satisfaction of the Company, or (ii) a registration statement or a post-effective amendment to the registration statement relating to such securities have been filed by the Company and declared effective by the Securities and Exchange Commission and compliance with applicable state securities laws has been established.
     14. New Warrants to be Issued.
          (a) Partial Exercise or Transfer. Subject to the restrictions in Section 12 hereof, this Unit Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Unit Warrant for cancellation, together with the duly executed exercise or assignment form and payment of the Exercise Price and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new warrant of like tenor to this Unit Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of securities purchasable hereunder as to which this Unit Warrant has not been exercised or assigned.
          (b) Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Unit Warrant and of reasonably satisfactory indemnification or the posting of a bond, the Company shall execute and deliver a new warrant of like tenor and date. Any such new warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.
     15. Successors and Assigns. The terms and provisions of this Unit Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.
     16. Amendments and Waivers. Any term of this Unit Warrant may be amended and the observance of any term of this Unit Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 16 shall be binding upon each holder of any securities purchased under this Unit Warrant at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.
     17. Notices. All notices required under this Unit Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).
     17. Attorneys’ Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Unit Warrant, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.
     18. Captions. The section and subsection headings of this Unit Warrant are inserted for convenience only and shall not constitute a part of this Unit Warrant in construing or interpreting any provision hereof.
     19. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.
[Signature Page Follows]

     IN WITNESS WHEREOF, CHINA HYDROELECTRIC CORPORATION caused this Unit Warrant to be executed by an officer thereunto duly authorized.

CHINA HYDROELECTRIC CORPORATION
By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	President and CEO

Exhibit A to the Unit Warrant
SHARE WARRANT
     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

No. [ ]	Warrant to Purchase [ ] Ordinary Shares (subject to adjustment)
WARRANT
TO PURCHASE ORDINARY SHARES
OF
CHINA HYDROELECTRIC CORPORATION
     This warrant (this “Share Warrant”) is issued to Morgan Joseph & Co. Inc. (together with its permitted assigns, the “Holder”) by CHINA HYDROELECTRIC CORPORATION., a Cayman Islands corporation (the “Company”), on [                    ] for agreed upon consideration, receipt of which is hereby acknowledged.
     1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Share Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to [                    ] ordinary shares, par value $0.001 per share (“Shares”), of the Company (the “Warrant Shares”) at the Exercise Price (defined below), subject to adjustment as provided in Section 8 hereof.
     2. Exercise Price. The purchase price for the Warrant Shares shall be $5.00 per Warrant Share, as adjusted from time to time pursuant to Section 8 hereof (the “Exercise Price”).
     3. Exercise Period. This Share Warrant may be exercised at any time after the date hereof until 5:00 p.m., New York City time, on the earlier of (a) November 10, 2011 or (b) upon redemption of this Share Warrant in accordance with the terms and conditions set forth in Section 4 hereof.
     4. Redemption. (a) All but not less than all of the outstanding Share Warrants may be redeemed at the option of the Company at any time during the Exercise Period, at the office of the Company, upon the notice referred to in Section 4(b), at the price of $0.01 per Share Warrant (“Redemption Price”), provided that the last independent bid price of the Shares equals or exceeds $8.50 per share, on each of any twenty (20) trading days within a thirty (30) trading day period ending three business days prior to the date on which notice of redemption is given. Notwithstanding the foregoing, Share Warrants held by the officers and directors of the Company will not be redeemable so long as such officers and directors hold such Share Warrants.
          (b) Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of its outstanding Share Warrants, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the date fixed for redemption to the registered holders of the Share Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.
          (c) Exercise After Notice of Redemption. This Share Warrant may be exercised in accordance with the terms hereof at any time after notice of redemption shall have been given by the Company pursuant to Section 4(b) hereof and prior to the time and date fixed for redemption. On and after the redemption date, the record holder of the Share Warrants shall have no further rights except to receive, upon surrender of the Share Warrants, the Redemption Price.
     5. Method of Exercise. While this Share Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:
     (a) the surrender of this Share Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices set forth on the signature page hereof; and
     (b) the payment in the form of a certified or bank cashier’s check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Share Warrant is being exercised.
     6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Share Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten (10) business days of the delivery of the Notice of Exercise.
     7. Issuance of Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Share Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.
     8. Adjustment of Exercise Price and Kind and Number of Shares. The number and kind of securities purchasable upon exercise of this Share Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Share Warrant (i) subdivide its Shares, by split-up or otherwise, or combine its Shares, or (ii) issue additional Shares or other equity securities as a dividend with respect to any of its Shares; the number of Shares issuable on the exercise of this Share Warrant shall forthwith be proportionately increased in the case of a subdivision (by stock split, stock dividend or otherwise), or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Warrant Shares purchasable under this Share Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.
     (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Shares of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Share Warrant to purchase, at a total price equal to that payable upon the exercise of this Share Warrant (subject to adjustment of the Exercise Price as provided in Section 8), the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.
     (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of Shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Share Warrant.
     (d) Issuance of New Warrant. Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Share Warrant, the Holder shall have the right to receive a new warrant reflecting such adjustment upon the Holder tendering this Share Warrant in exchange. The new warrant shall otherwise have terms identical to this Share Warrant.
     9. No Impairment. Pursuant to the terms and conditions of this Share Warrant, Company shall: (i) reserve an appropriate number of Shares to facilitate the issuance of Shares to Holder pursuant to this Warrant, (ii) not amend its Articles of Association or take any other action that would materially impair Company’s ability to comply with the terms of this Share Warrant, and (iii) provide the Holder with at least ten (10) days prior written notice of the record date for any proposed dividend or distribution by the Company.
     10. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Share Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect, unless such cash payment is less than one dollar ($1.00).
     11. No Stockholder Rights. Prior to exercise of this Share Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares issuable on the exercise hereof, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 11 shall limit the right of the Holder to be provided the notices required under this Warrant.
     12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.
     13. Amendments and Waivers. Any term of this Share Warrant may be amended and the observance of any term of this Share Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon each holder of any Shares purchased under this Share Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.
     14. Notices. All notices required under this Share Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).
     15. Attorneys’ Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Share Warrant, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.
     16. Captions. The section and subsection headings of this Share Warrant are inserted for convenience only and shall not constitute a part of this Share Warrant in construing or interpreting any provision hereof.

     17. Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.
     IN WITNESS WHEREOF, CHINA HYDROELECTRIC CORPORATION caused this Warrant to be executed by an officer thereunto duly authorized.

CHINA HYDROELECTRIC CORPORATION
By:	/s/ John Kuhns
	Name:	John Kuhns
	Title:	President and CEO

NOTICE OF EXERCISE

To:	CHINA HYDROELECTRIC CORPORATION

Attn:	Corporate Secretary
     The undersigned hereby elects to:
     Purchase                      Ordinary Shares of CHINA HYDROELECTRIC CORPORATION, pursuant to the terms of the attached Share Warrant and payment of the Exercise Price per share required thereunder.
     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

HOLDER:

Address:

Date:
Name in which shares should be registered:

Exhibit B to the Unit Warrant
NOTICE OF EXERCISE

To:	CHINA HYDROELECTRIC CORPORATION

Attn:	Corporate Secretary
     The undersigned hereby elects to purchase                      Units of CHINA HYDROELECTRIC CORPORATION, pursuant to the terms of the attached Unit Warrant and payment of the aggregate Exercise Price as follows:
     (mark the applicable one)
     [ ] in cash, or by a certified or bank cashier’s check, or by wire transfer as provided in the Unit Warrant; or
     [ ] by Cashless Exercise as provided in the Unit Warrant.
     The undersigned hereby represents and warrants that the undersigned is acquiring such securities for its own account for investment purposes only, and not for resale or with a view to distribution of such securities or any part thereof.

HOLDER:

Address:

Date:
Name in which shares should be registered:

Exhibit C to the Unit Warrant
FORM OF ASSIGNMENT

To:	CHINA HYDROELECTRIC CORPORATION

Attn:	Corporate Secretary
     The undersigned hereby assigns and transfers this Unit Warrant Certificate to                      whose social security number or tax identification number is                      and whose record address is                                           , and irrevocably appoints                      as agent to transfer this Unit Warrant Certificate on the books of the Company. Such agent may substitute another to act for such agent.

HOLDER:

Address:

Date: